Ex. 99.28(n)(1)(xiii)

Amendment to

JNL Series Trust Multiple Class Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (the “Trust”), to its Multiple Class Plan (the “Plan”).

Whereas, the Plan was adopted on April 29, 2013, and as amended by the Trust with respect to each of the Trust’s investment portfolios (each a “Fund”) as shown on Schedule A to the Plan, in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved (i) one new Fund of the Trust (“New Fund”), (ii) redomiciliation of certain Funds (each, formerly, a fund of Jackson Variable Series Trust or a fund of JNL Variable Fund LLC) each into a new Fund of the Trust (“Redomiciliations/New Funds”), (iii) mergers for certain Funds of the Trust (“Fund Mergers”), and (iv) fund name changes for certain Funds of the Trust (“Fund Name Changes”), as outlined below, effective April 27, 2020:

New Fund

1)	JNL/Lord Abbett Short Duration Income Fund.

Redomiciliations/New Funds

Each, formerly, a fund of Jackson Variable Series Trust:

1)	JNL Conservative Allocation Fund;

2)	JNL Moderate Allocation Fund;

3)	JNL iShares Tactical Moderate Fund;

4)	JNL iShares Tactical Moderate Growth Fund;

5)	JNL iShares Tactical Growth Fund;

6)	JNL/Mellon Equity Income Fund;

7)	JNL/American Funds® Global Growth Fund;

8)	JNL/American Funds® Growth Fund;

9)	JNL/DFA U.S. Small Cap Fund;

10)	JNL/DoubleLine® Total Return Fund;

11)	JNL/Lazard International Strategic Equity Fund;

12)	JNL/Neuberger Berman Commodity Strategy Fund;

13)	JNL/PIMCO Investment Grade Credit Bond Fund;

14)	JNL/T. Rowe Price Capital Appreciation Fund; and

15)	JNL/WCM Focused International Equity Fund.

Each, formerly, a fund of JNL Variable Fund LLC:

1)	JNL/Mellon DowSM Index Fund;

2)	JNL/Mellon MSCI World Index Fund;

3)	JNL/Mellon Nasdaq® 100 Index Fund;

4)	JNL/Mellon Communication Services Sector Fund;

5)	JNL/Mellon Consumer Discretionary Sector Fund;

6)	JNL/Mellon Energy Sector Fund;

7)	JNL/Mellon Financial Sector Fund;

8)	JNL/Mellon Healthcare Sector Fund; and

9)	JNL/Mellon Information Technology Sector Fund.

Fund Mergers

1)	JNL/FPA + DoubleLine® Flexible Allocation Fund;

2)	JNL/Franklin Templeton Global Fund;

3)	JNL/Invesco China-India Fund;

4)	JNL/Mellon S&P 1500 Growth Index Fund;

5)	JNL/Mellon S&P 1500 Value Index Fund;

6)	JNL/Oppenheimer Emerging Markets Innovator Fund;

7)	JNL/PPM America Value Equity Fund;

8)	JNL Institutional Alt 25 Fund;

9)	JNL Institutional Alt 50 Fund;

10)	JNL/Goldman Sachs Emerging Markets Debt Fund;

11)	JNL/PPM America Mid Cap Value Fund;

12)	JNL/Scout Unconstrained Bond Fund; and

13)	JNL/S&P Mid 3 Fund.

Fund Name Changes

1)	JNL/American Funds® Global Bond Fund change to JNL/American Funds® Capital World Bond Fund;

2)	JNL/Crescent High Income Fund change to JNL/T. Rowe Price U.S. High Yield Fund (in connection with an investment sub-adviser replacement, as approved by the Board);

3)	JNL/Franklin Templeton Mutual Shares Fund change to JNL/JPMorgan Growth & Income Fund (in connection with an investment sub-adviser replacement, as approved by the Board);

4)	JNL/Lazard Emerging Markets Fund change to JNL Multi-Manager Emerging Markets Equity Fund (in connection with an investment sub-adviser replacement and transition to a multi-manger fund structure, as approved by the Board);

5)	JNL/T. Rowe Price Managed Volatility Balanced Fund change to JNL/T. Rowe Price Balanced Fund;

6)	JNL/Oppenheimer Global Growth Fund change to JNL/Invesco Global Growth Fund;

7)	JNL/S&P Competitive Advantage Fund change to JNL/Goldman Sachs Competitive Advantage Fund;

8)	JNL/S&P Dividend Income & Growth Fund change to JNL/Goldman Sachs Dividend Income & Growth Fund;

9)	JNL/S&P Intrinsic Value Fund change to JNL/Goldman Sachs Intrinsic Value Fund;

10)	JNL/S&P Total Yield Fund change to JNL/Goldman Sachs Total Yield Fund;

11)	JNL/S&P International 5 Fund change to JNL/Goldman Sachs International 5 Fund;

12)	JNL/S&P Managed Conservative Fund change to JNL/Goldman Sachs Managed Conservative Fund;

13)	JNL/S&P Managed Moderate Fund change to JNL/Goldman Sachs Managed Moderate Fund;

14)	JNL/S&P Managed Moderate Growth Fund change to JNL/Goldman Sachs Managed Moderate Growth Fund;

15)	JNL/S&P Managed Growth Fund change to JNL/Goldman Sachs Managed Growth Fund;

16)	JNL/S&P Managed Aggressive Growth Fund change to JNL/Goldman Sachs Managed Aggressive Growth Fund; and

17)	JNL/S&P 4 Fund change to JNL/Goldman Sachs 4 Fund.

Whereas, pursuant to Board approval of the changes, as outlined above, the Trust has agreed to amend Schedule A of the Plan to add each new Fund, to remove the merged Funds, and to update the names of certain Funds.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust agrees to amend the Plan as follows:

1)	Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A, dated April 27, 2020, attached hereto.

2)	Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

In Witness Whereof, the Trust has caused this Amendment to be executed and effective April 27, 2020.

JNL Series Trust

By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule A

Dated April 27, 2020

Investment Portfolios

Funds	Class
JNL/American Funds® Balanced Fund	Class A Class I
JNL/American Funds® Blue Chip Income and Growth Fund	Class A Class I
JNL/American Funds® Capital Income Builder Fund	Class A Class I
JNL/American Funds® Capital World Bond Fund	Class A Class I
JNL/American Funds® Global Growth Fund	Class A Class I
JNL/American Funds® Global Small Capitalization Fund	Class A Class I
JNL/American Funds® Growth Fund	Class A Class I
JNL/American Funds® Growth-Income Fund	Class A Class I
JNL/American Funds® International Fund	Class A Class I
JNL/American Funds® New World Fund	Class A Class I
JNL Aggressive Growth Allocation Fund	Class A Class I
JNL Conservative Allocation Fund	Class A Class I
JNL Growth Allocation Fund	Class A Class I
JNL Moderate Allocation Fund	Class A Class I
JNL Moderate Growth Allocation Fund	Class A Class I
JNL iShares Tactical Moderate Fund	Class A Class I
JNL iShares Tactical Moderate Growth Fund	Class A Class I
JNL iShares Tactical Growth Fund	Class A Class I
JNL Multi-Manager Alternative Fund	Class A Class I
JNL Multi-Manager Emerging Markets Equity Fund	Class A Class I
JNL Multi-Manager International Small Cap Fund	Class A Class I
JNL Multi-Manager Mid Cap Fund	Class A Class I
JNL Multi-Manager Small Cap Growth Fund	Class A Class I
JNL Multi-Manager Small Cap Value Fund	Class A Class I
JNL/American Funds Growth Allocation Fund	Class A Class I
JNL/American Funds Moderate Growth Allocation Fund	Class A Class I

A-1

JNL/AQR Large Cap Defensive Style Fund	Class A Class I
JNL/AQR Large Cap Relaxed Constraint Equity Fund	Class A Class I
JNL/AQR Managed Futures Strategy Fund	Class A Class I
JNL/BlackRock Advantage International Fund	Class A Class I
JNL/BlackRock Global Allocation Fund	Class A Class I
JNL/BlackRock Global Natural Resources Fund	Class A Class I
JNL/BlackRock Large Cap Select Growth Fund	Class A Class I
JNL/Boston Partners Global Long Short Equity Fund	Class A Class I
JNL/Causeway International Value Select Fund	Class A Class I
JNL/ClearBridge Large Cap Growth Fund	Class A Class I
JNL/DFA Growth Allocation Fund	Class A Class I
JNL/DFA Moderate Growth Allocation Fund	Class A Class I
JNL/DFA International Core Equity Fund	Class A Class I
JNL/DFA U.S. Core Equity Fund	Class A Class I
JNL/DFA U.S. Small Cap Fund	Class A Class I
JNL/DoubleLine® Core Fixed Income Fund	Class A Class I
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class I
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class I
JNL/DoubleLine® Total Return Fund	Class A Class I
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Class A Class I
JNL/First State Global Infrastructure Fund	Class A Class I
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class I
JNL/Franklin Templeton Growth Allocation Fund	Class A Class I
JNL/Franklin Templeton Income Fund	Class A Class I
JNL/Franklin Templeton International Small Cap Fund	Class A Class I
JNL/Goldman Sachs 4 Fund	Class A Class I
JNL/Goldman Sachs Competitive Advantage Fund	Class A Class I
JNL/Goldman Sachs Dividend Income & Growth Fund	Class A Class I
JNL/Goldman Sachs International 5 Fund	Class A Class I

A-2

JNL/Goldman Sachs Intrinsic Value Fund	Class A Class I
JNL/Goldman Sachs Managed Aggressive Growth Fund	Class A Class I
JNL/Goldman Sachs Managed Conservative Fund	Class A Class I
JNL/Goldman Sachs Managed Growth Fund	Class A Class I
JNL/Goldman Sachs Managed Moderate Fund	Class A Class I
JNL/Goldman Sachs Managed Moderate Growth Fund	Class A Class I
JNL/Goldman Sachs Total Yield Fund	Class A Class I
JNL/GQG Emerging Markets Equity Fund	Class A Class I
JNL/Harris Oakmark Global Equity Fund	Class A Class I
JNL/Heitman U.S. Focused Real Estate Fund	Class A Class I
JNL/Invesco Diversified Dividend Fund	Class A Class I
JNL/Invesco Global Growth Fund	Class A Class I
JNL/Invesco Global Real Estate Fund	Class A Class I
JNL/Invesco International Growth Fund	Class A Class I
JNL/Invesco Small Cap Growth Fund	Class A Class I
JNL/JPMorgan Global Allocation Fund	Class A Class I
JNL/JPMorgan Growth & Income Fund	Class A Class I
JNL/JPMorgan Hedged Equity Fund	Class A Class I
JNL/JPMorgan MidCap Growth Fund	Class A Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class I
JNL/Lazard International Strategic Equity Fund	Class A Class I
JNL/Loomis Sayles Global Growth Fund	Class A Class I
JNL/Lord Abbett Short Duration Income Fund	Class A Class I
JNL/Mellon Bond Index Fund	Class A Class I
JNL/Mellon Communication Services Sector Fund	Class A Class I
JNL/Mellon Consumer Discretionary Sector Fund	Class A Class I
JNL/Mellon Consumer Staples Sector Fund	Class A Class I
JNL/Mellon DowSM Index Fund	Class A Class I
JNL/Mellon Emerging Markets Index Fund	Class A Class I

A-3

JNL/Mellon Energy Sector Fund	Class A Class I
JNL/Mellon Equity Income Fund	Class A Class I
JNL/Mellon Financial Sector Fund	Class A Class I
JNL/Mellon Healthcare Sector Fund	Class A Class I
JNL/Mellon Index 5 Fund	Class A Class I
JNL/Mellon Industrials Sector Fund	Class A Class I
JNL/Mellon Information Technology Sector Fund	Class A Class I
JNL/Mellon International Index Fund	Class A Class I
JNL/Mellon Materials Sector Fund	Class A Class I
JNL/Mellon MSCI KLD 400 Social Index Fund	Class A Class I
JNL/Mellon MSCI World Index Fund	Class A Class I
JNL/Mellon Nasdaq® 100 Index Fund	Class A Class I
JNL/Mellon Real Estate Sector Fund	Class A Class I
JNL/Mellon S&P 400 MidCap Index Fund	Class A Class I
JNL/Mellon S&P 500 Index Fund	Class A Class I
JNL S&P 500 Index Fund	Class A Class I
JNL/Mellon Small Cap Index Fund	Class A Class I
JNL/Mellon Utilities Sector Fund	Class A Class I
JNL/Morningstar Wide Moat Index Fund	Class A Class I
JNL/MFS Mid Cap Value Fund	Class A Class I
JNL/Neuberger Berman Commodity Strategy Fund	Class A Class I
JNL/Neuberger Berman Strategic Income Fund	Class A Class I
JNL/PIMCO Income Fund	Class A Class I
JNL/PIMCO Investment Grade Credit Bond Fund	Class A Class I
JNL/PIMCO Real Return Fund	Class A Class I
JNL/PPM America Floating Rate Income Fund	Class A Class I
JNL/PPM America High Yield Bond Fund	Class A Class I
JNL/PPM America Small Cap Value Fund	Class A Class I
JNL/PPM America Total Return Fund	Class A Class I

A-4

JNL/RAFI® Fundamental Asia Developed Fund	Class A Class I
JNL/RAFI® Fundamental Europe Fund	Class A Class I
JNL/RAFI® Fundamental U.S. Small Cap Fund	Class A Class I
JNL/RAFI® Multi-Factor U.S. Equity Fund	Class A Class I
JNL/T. Rowe Price Balanced Fund	Class A Class I
JNL/T. Rowe Price Capital Appreciation Fund	Class A Class I
JNL/T. Rowe Price Established Growth Fund	Class A Class I
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class I
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class I
JNL/T. Rowe Price U.S. High Yield Fund	Class A Class I
JNL/T. Rowe Price Value Fund	Class A Class I
JNL/Westchester Capital Event Driven Fund	Class A Class I
JNL/WCM Focused International Equity Fund	Class A Class I
JNL/WMC Balanced Fund	Class A Class I
JNL/WMC Government Money Market Fund	Class A Class I
JNL/WMC Value Fund	Class A Class I
JNL/Vanguard Capital Growth Fund	Class A Class I
JNL/Vanguard Equity Income Fund	Class A Class I
JNL/Vanguard Global Bond Market Index Fund	Class A Class I
JNL/Vanguard Growth ETF Allocation Fund	Class A Class I
JNL/Vanguard International Fund	Class A Class I
JNL/Vanguard International Stock Market Index Fund	Class A Class I
JNL/Vanguard Moderate ETF Allocation Fund	Class A Class I
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A Class I
JNL/Vanguard Small Company Growth Fund	Class A Class I
JNL/Vanguard U.S. Stock Market Index Fund	Class A Class I

A-5